                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                _______________


                                   FORM 8-K

                                CURRENT REPORT



                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  March 10, 1995
                                                   --------------



                        NOBEL EDUCATION DYNAMICS, INC.
              --------------------------------------------------
              (Exact name of registrant as specified in charter)



Delaware                                1-10031             22-2465204
------------------------------        -----------       ------------------
(State or other jurisdiction          (Commission         (IRS Employer
 of incorporation)                    File Number)      Identification No.)


                   Rose Tree Corporate Center II, Suite 3055,
                  1400 North Providence Road, Media, PA  19063
                  --------------------------------------------
                    (Address of principal executive offices)



Registrant's telephone number, including area code:  610-891-8200
                                                     ------------



                                      N/A
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

                      INFORMATION TO BE INCLUDED IN REPORT


ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          On March 10, 1995, the Registrant acquired from Carefree Learning Centers, Inc. ("Carefree"), a Pennsylvania corporation and a subsidiary of Medical Service Association of Pennsylvania, doing business as Pennsylvania Blue Shield ("Pennsylvania Blue Shield"), Carefree's child day-care business and operations, and substantially all of its other assets, other than real estate, used in the operation of Carefree's business. Additionally, the Registrant acquired from another subsidiary of Pennsylvania Blue Shield (i) a leasehold estate at which one of the child day-care centers acquired from Carefree is currently in the permitted pre-development stage (the "Leasehold Estate"), which Leasehold Estate the Registrant contemporaneously assigned to one of its wholly-owned subsidiaries, and (ii) a leasehold interest in the land and buildings at which one of the child day-care centers acquired from Carefree is currently under construction.

          The child day-care business purchased from Carefree, which generated revenues of approximately $4,446,000 in 1994, consists of eight child day-care centers currently in operation, and three child day-care centers currently under construction or in the pre-development stage, all of which are located in Pennsylvania. The Registrant intends to continue to operate the acquired business under the Carefree Learning Centers name.

          The purchase price for the business and assets acquired from Carefree consisted of (i) $500,000 in cash, (ii) a subordinated promissory note of the Registrant in the principal amount of approximately $1,585,000, and (iii) the assumption of certain other liabilities of Carefree in the amount of approximately $360,000.

          Concurrently with the acquisition of Carefree's business and the Leasehold Estate, the Registrant and one of its wholly-owned subsidiaries entered into an Agreement of Sale (the "Agreement of Sale") with a subsidiary of Pennsylvania Blue Shield, pursuant to which the Registrant's subsidiary will acquire (i) the land and buildings on which four of the child day-care centers currently in operation and acquired from Carefree are located, and (ii) the land and buildings at which one of the child day-care centers acquired from Carefree is currently under construction

          (collectively, the "Real Estate"). At the closing under the Agreement of Sale, the purchase price to be paid for the Real Estate will consist of (i) approximately $1,500,000 in cash, (ii) subordinated promissory notes of the Registrant in the aggregate principal amount of approximately $600,000, and (iii) the assumption by the Registrant of certain other liabilities of the Pennsylvania Blue Shield subsidiary in the amount of approximately $2,700,000. The Registrant anticipates closing its acquisition of the Real Estate within 60 days of the date of the Agreement of Sale. Following this closing, the Registrant anticipates selling all of the Real Estate to an investor group and then leasing the Real Estate from the investor group under long term leases. While discussions are underway between the Registrant and various investor groups for this purpose, there can be no assurances that the Registrant will enter into any such sale and leaseback arrangement.

          The cash portion of the purchase price paid by the Registrant for the acquisition of Carefree's business was financed by drawing on the Registrant's existing line of credit with CoreStates Bank.

          The Registrant proposes financing the purchase price for the acquisition of the Real Estate through a term loan in an amount up to $3,705,000 (the "Loan") with First Valley Bank ("First Valley") and through borrowings of $1,500,000 under the Registrant's existing line of credit with CoreStates Bank. The Loan will be secured by mortgage liens on the Real Estate, by assignments of the Registrant's subsidiary's rights to any future leases and licenses affecting any parcel of such Real Estate and by security interests in fixtures at any parcel of the Real Estate.

          The Registrant is not aware of any material relationship between Pennsylvania Blue Shield, Carefree, or any of the other subsidiaries of Pennsylvania Blue Shield involved in the Registrant's acquisition of the Assets or the Real Estate, on the one hand, and the Registrant, any of the Registrant's affiliates, any of the Registrant's directors or officers, or any associates of the Registrant's directors or officers, on the other hand.


ITEM 5.   OTHER EVENTS.

          On March 14, 1995, Nobel Education Dynamics, Inc. issued a press release, the text of which is incorporated herein by reference and is filed as an exhibit to this report.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)  Financial Statements of Businesses Acquired.

               1.   Report of Coopers & Lybrand dated January 27, 1995.

               2. Balance Sheets of Carefree Learning Centers, Inc. as of December 31, 1994 and 1993 and the related statements of operations, changes in stockholders' equity and cash flows for the years ended December 31, 1994 and 1993.

               It is impracticable at the time of the filing of this Report for the Registrant to provide the required financial statements for Keystone Real Estate Development Company, Inc. Accordingly, the Registrant will file the required financial statements of Keystone Real Estate Development Company, Inc. under cover of a Form 8 Amendment to this Current Report on Form 8-K as soon as is practicable, but in any event not later than 60 days after the date on which this Report must be filed with the Commission.

          (b)  Pro Forma Information.

               It is impracticable at the time of the filing of this Report for the Registrant to provide the required financial statements for the acquired businesses. Accordingly, the Registrant will file the required financial statements under cover of a Form 8 Amendment to this Current Report on Form 8-K as soon as is practicable, but in any event not later than 60 days after the date on which this Report must be filed with the Commission.

          (c)  Exhibits.

          Exhibit Number
          (Referenced to
          Item 601 of
          Regulation S-K)     Description of Exhibit
          ---------------     ----------------------

          2(a) Asset Purchase Agreement dated as of March 10, 1995, among the Registrant, Carefree Learning Centers, Inc., Keystone Ventures, Inc. and Medical Service Association of Pennsylvania, Doing

                              Business as Pennsylvania Blue Shield.

          2(b) Agreement of Sale dated as of March 10, 1995, among the Registrant, Bluegrass Real Estate Company, Inc. and Keystone Real Estate Development Company, Inc.

          4(a) Subordinated Promissory Note of the Registrant dated March 10, 1995, to Medical Service Association of Pennsylvania, Doing Business as Pennsylvania Blue Shield, in the principal amount of $1,584,962.45.

          4(b) Form of Subordinated Promissory Note of the Registrant to Medical Service Association of Pennsylvania, Doing Business as Pennsylvania Blue Shield ("Pennsylvania Blue Shield"), which will be delivered at the Real Estate acquisition closing.

          4(c) Form of Subordinated Promissory Note of the Registrant to Medical Service Association of Pennsylvania, Doing Business as Pennsylvania Blue Shield ("Pennsylvania Blue Shield"), which will be delivered at the Real Estate acquisition closing.

          20                  Text of Press Release issued on March 14, 1995.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    NOBEL EDUCATION DYNAMICS, INC.
                                              (Registrant)



Date:  March 24, 1995               By: /s/ Yvonne DeAngelo
                                       ___________________________
                                       Yvonne DeAngelo
                                       Controller and Secretary

                       [LETTERHEAD OF COOPERS & LYBRAND]

                       REPORT OF INDEPENDENT ACCOUNTANTS


Board of Directors
Carefree Learning Centers, Inc.
Exton, Pennsylvania

We have audited the accompanying balance sheets of Carefree Learning Centers, Inc. as of December 31, 1994 and 1993, and the related statements of operations, changes in stockholder's equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Carefree Learning Centers, Inc. as of December 31, 1994 and 1993, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

                                                    /s/ Coopers & Lybrand L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
January 27, 1995

                        CAREFREE LEARNING CENTERS, INC.

                                 BALANCE SHEETS

                           December 31, 1994 and 1993
                                    _______

ASSETS                                               1994         1993
                                                     ----         ----
Accounts receivable                              $  129,497     $ 144,488
Prepaid expenses                                     57,761        60,386
Due from affiliates:
  Pennsylvania Blue Shield                                -       280,520
  Keystone Real Estate
      Development Co.                                11,645        11,151
Current portion of note receivable (net
    of unamortized discount of $1,408 in 1993)            -        10,592
                                                -----------   -----------


        Total current assets                        198,903       507,137
                                                -----------   -----------

Furniture and equipment:
  Furniture and fixtures                             52,718        51,116
  Computer equipment                                145,981       126,037
  Children's toys and equipment                     199,189       197,379
  Leasehold improvements                            130,280       111,904
                                                -----------   -----------

                                                    528,168       486,436

  Less accumulated depreciation                    (317,787)     (222,266)
                                                -----------   -----------

                                                    210,381       264,170
                                                -----------   -----------

Deposits                                             10,216        19,694
                                                -----------   -----------
Other assets, net of accumulated
    amortization of $77,893 and
    $59,308                                          27,100        28,249
                                                -----------   -----------
          Total assets                          $   446,600   $   819,250
                                                ===========   ===========

LIABILITIES AND STOCKHOLDER'S EQUITY               1994           1993
                                                   ----           ----
Liabilities:
  Accounts payable and accrued expenses         $   221,577   $   203,051
  Cash overdraft                                     38,281        56,662
  Due to affiliates:
    Keystone Ventures, Inc.                          10,748         6,847
    Pennsylvania Blue Shield                         52,607        67,048
  Deferred tuition income                           180,399       164,110
  Current portion of deferred rent                   31,485        10,996
                                                -----------   -----------

        Total current liabilities                   535,097       508,714

  Deferred income taxes                                   -        68,926
  Deferred rent, net of current
      portion                                       145,605       166,026
  Loan payable to Pennsylvania Blue
      Shield                                      1,507,111     1,717,403
                                                -----------   -----------

        Total liabilities                         2,187,813     2,461,069
                                                -----------   -----------




Stockholder's equity:
  Common stock, $1 par value,
      200,000 shares authorized;
      100,000 issued and outstanding                100,000       100,000

  Additional paid-in capital                        650,000       650,000

  Accumulated deficit                            (2,491,213)   (2,391,819)
                                                -----------   -----------

        Total stockholder's equity (deficit)     (1,741,213)   (1,641,819)
                                                -----------   -----------

        Total liabilities and
            stockholder's equity                $   446,600   $   819,250
                                                ===========   ===========

  The accompanying notes are an integral part of these financial statements.

                        CAREFREE LEARNING CENTERS, INC.

                            STATEMENTS OF OPERATIONS

                 for the years ended December 31, 1994 and 1993
                                    _______


                                              1994          1993
                                           -----------  ------------

Revenues                                   $4,446,210    $3,859,166

Operating expenses                          3,832,743     3,524,588
                                           ----------    ----------

        Center operating income               613,467       334,578
                                           ----------    ----------

General and administrative expenses:
  Salaries and wages                          239,495       233,015
  Payroll taxes and benefits                   89,477        56,311
  Depreciation and amortization                45,677        38,018
  Interest                                    128,931       133,546
  Occupancy                                    31,760        30,382
  Advertising                                   6,780         3,713
  Other expenses                              104,676        94,956
  Pennsylvania Blue Shield service
      charge                                   13,525        10,820
  Keystone Ventures Inc. service charge        86,056        95,936
                                           ----------    ----------

        Total general and
            administrative expenses           746,377       696,697
                                           ----------    ----------

        Net operating loss                   (132,910)     (362,119)
                                           ----------    ----------

Other income:
  Interest income                               3,566             -
  Miscellaneous income                          8,500         8,449
                                           ----------    ----------

        Total other income                     12,066         8,449
                                           ----------    ----------

Loss before income tax benefit               (120,844)     (353,670)
Income tax benefit                             21,450        64,607
                                           ----------    ----------

        Net loss                           $  (99,394)   $ (289,063)
                                           ==========    ==========

                    The accompanying notes are an integral
                      part of these financial statements.

                        CAREFREE LEARNING CENTERS, INC.

            STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY (DEFICIT)

                 for the years ended December 31, 1994 and 1993
                                    _______




                             Common Stock
                           -----------------  Paid-In   Accumulated
                           Shares    Amount   Capital     Deficit        Total
                           -------  --------  --------  ------------  ------------

Balance at December 31,
   1992                    100,000  $100,000  $650,000  $(2,102,756)  $(1,352,756)

Net loss                                                   (289,063)     (289,063)
                           -------  --------  --------  -----------   -----------

Balance at December 31,
   1993                    100,000   100,000   650,000   (2,391,819)   (1,641,819)

Net loss                                                    (99,394)      (99,394)
                           -------  --------  --------  -----------   -----------

Balance at December 31,
   1994                    100,000  $100,000  $650,000  $(2,491,213)  $(1,741,213)
                           =======  ========  ========  ===========   ===========

                    The accompanying notes are an integral
                      part of these financial statements.

                        CAREFREE LEARNING CENTERS, INC.

                            STATEMENTS OF CASH FLOWS

                 for the years ended December 31, 1994 and 1993
                                    _______


                                              1994        1993
                                           ----------  ----------

Cash flows from operating activities:
  Net loss                                 $ (99,394)  $(289,063)
  Adjustments to reconcile net loss
      to net cash used for operating
      activities:
    Depreciation and amortization            112,699      96,411
    Changes in:
      Accounts receivable                     14,991    (142,278)
      Prepaid expenses                         2,625     (37,914)
      Deposits                                 9,478       3,723
      Other assets                           (17,437)          -
      Accounts payable and accrued
           expenses                           18,526      67,164
      Deferred income taxes                  (68,926)     42,249
      Due from affiliates, net               269,486      36,182
      Deferred tuition income                 16,289     131,716
      Deferred rent                               68      18,448
                                           ---------   ---------

        Net cash provided by (used for)
            operating activities             258,405     (73,362)
                                           ---------   ---------

Cash flows from investing activities:
  Expenditures for furniture and
      equipment                              (41,732)    (60,177)
  Proceeds from note receivable               12,000      70,501
                                           ---------   ---------

        Net cash (used for) provided by
            investing activities             (29,732)     10,324
                                           ---------   ---------

Cash flows from financing activities:
  Increase (decrease) on line of credit
      - PBS                                 (210,292)     33,248
  (Decrease) increase in cash overdraft      (18,381)     29,790
                                           ---------   ---------

        Net cash (used for) provided
            by financing activities         (228,673)     63,038
                                           ---------   ---------

Net decrease in cash and cash
     equivalents                                   -           -

Cash and cash equivalents at
     beginning of year                             -           -
                                           ---------   ---------

Cash and cash equivalents at
     end of year                                   -           -
                                           =========   =========

Supplemental disclosure:
  Cash paid during the year for
      interest                             $ 128,931   $ 133,546
                                           =========   =========

                    The accompanying notes are an integral
                      part of these financial statements.

                        CAREFREE LEARNING CENTERS, INC.

                         NOTES TO FINANCIAL STATEMENTS
                                    _______


1.  Summary of Significant Accounting Policies:
    ------------------------------------------

         Description of the Business:
         ---------------------------

    Carefree Learning Centers, Inc. (the Company) is a wholly-owned subsidiary of Keystone Ventures, Inc. (KVI, a wholly-owned subsidiary of Pennsylvania Blue Shield). The Company was incorporated in 1989 for the purpose of operating child day care centers. All of the Company's business is conducted in Pennsylvania.

           Furniture and Equipment:
           ------------------------

    Furniture, equipment and leasehold improvements are carried at cost. Maintenance and repairs are expensed as incurred. Depreciation is computed under the straight-line method over the estimated useful lives. When assets are retired or otherwise disposed of, the cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss is included in operations.

         Other Assets:
         -------------

    Other assets consist principally of prototype and design costs for the center model used by the Company. These costs are amortized by the straight-line method over a five-year period.

         Income Taxes:
         -------------

    The Company files a consolidated federal income tax return   with
    Pennsylvania Blue Shield (PBS) and its other subsidiaries. Under the tax-sharing agreement with PBS, federal income taxes are calculated and allocated to the Company as if it were a stand alone entity. The Company is also subject to state income taxes.

                                   Continued

                                  ----------

1.  Summary of Significant Accounting Policies, continued:
    ------------------------------------------

         Income Taxes, continued:
         ------------

    The Company accounts for income taxes based on the provisions of Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes," which requires recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been recognized in the financial statements or tax returns. Under this method, deferred tax liabilities and assets are determined based on the difference between the financial statement and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to be settled or realized.


2.  Cash Management:
    ---------------

    The Company has a cash management agreement with PBS. Under the terms of the agreement, PBS funds the Company checking account daily as required and any excess cash in the Company checking account is invested by PBS.
    Invested balances earn interest at a rate equal to the prime rate minus 2% computed monthly based on the average daily balance, as defined. There were no invested balances during 1994 and 1993.


3.  Related Party Transactions:
    --------------------------

    The Company shares corporate office space with Keystone Real Estate Development Company, Inc. (KREDCO), a wholly-owned subsidiary of KVI. The Company directly bills KREDCO a pro rata share of the building operating expenses on a monthly basis. KREDCO was charged $9,953 and $9,823 for operating expenses during the years ended December 31, 1994 and 1993, respectively.

    Certain Company employees spend a portion of their time on the operations of KREDCO. The Company bills a portion of expenses for salaries and benefits to KREDCO based on employee time allocation. The Company charged $144,594 and

    $132,979 to KREDCO for salaries and benefits during the years ended December 31, 1994 and 1993, respectively.

    The Company is charged for management fees by KVI. For the years ended December 31, 1994 and 1993, management fee expense was $86,056 and $95,936, respectively.

                                   Continued

                                  ----------

3.  Related Party Transactions, continued:
    --------------------------

    The Company incurs a monthly charge from PBS for services performed. The services include investment administration and insurance monitoring. For the years ended December 31, 1994 and 1993, the total service charges were $13,525 and $10,820, respectively.

    The Company has an available line of credit with PBS of $2.6 million, of which $1,507,111 and $1,717,403 were outstanding at December 31, 1994 and 1993, respectively. The credit line expires in September 1997 and renews annually thereafter at the discretion of PBS. The Company is required to use excess cash from its checking accounts to repay the credit line. The outstanding balance is classified as a noncurrent liability and bears interest at the prime rate plus 1%. Interest charged on the line of credit was $128,931 and $133,546 in 1994 and 1993, respectively. The prime rate of interest was 8.5% and 6% at December 31, 1994 and 1993, respectively.

    The Company leases certain child care facilities from KREDCO. Rent expense under the leases were $614,809 and $613,955 for the years ended December 31, 1994 and 1993, respectively. See Note 5 for additional information.


4.  Income Taxes:
    ------------

    The components of the federal benefit for income taxes are summarized below. No benefit was recognized for state income taxes.

                                         1994       1993
                                       ---------  ---------

       Current                         $(47,476)  $106,856
       Deferred                          68,926    (42,249)
                                       --------   --------

           Total income tax benefit    $ 21,450   $ 64,607
                                       ========   ========

    The gross deferred tax assets of $127,112 ($76,557 in 1993) consist primarily of future deductible amounts for deferred rent, deferred, tuition and depreciation. Management has concluded, as a result of the Company's history of operations, that a full valuation allowance be applied to the deferred tax assets.

                                   Continued

                                  ----------

4.  Income Taxes, continued:
    ------------

    The Company's effective tax rates of 17.8% in 1994 and 18.3% in 1993 differ from the statutory rate of 34% primarily due to the valuation allowance being provided for future deductible amounts.


5.  Commitments:
    -----------

    The Company leases certain property and equipment under   operating leases
    which expire on various dates through 2000. Rental expense for the years ended December 31, 1994 and 1993 was $924,228 and $919,011, respectively. Certain leases contain escalation clauses which provide for periodic rent increases of 8%.

    Future minimum payments for operating leases having noncancelable   terms in
    excess of one year are as follows:

            1995                    $1,023,799
            1996                       982,785
            1997                       719,284
            1998                       392,469
            1999                       177,024
            Thereafter                  98,040
                                    ----------

         Total lease commitments    $3,393,401
                                    ==========

    Total commitments include $2,000,846 under lease agreements with KREDCO.

    The Company and KVI have guaranteed bank loans payable by KREDCO aggregating approximately $2,700,000 at December 31, 1994 and 1993.

    The Company is in a lease assignment agreement. Under the agreement, the Company is contingently liable if the assignee is in default under the lease. Contingent future rental payments under the assigned lease amounted to $78,780 in 1995.

    On December 20, 1993, the Company entered into an agreement with an unrelated party to lease a new center currently under construction. The lease term commences when the underlying premises become available for occupancy (expected occupancy in Summer of 1995). The lease term is for a period of 15 years with minimum annual lease payments as follows:

                                   Continued

                                  ----------

5.                      Commitments, continued:
                        -----------------------

         Years  1-5                    $104,078
         Years  6-9                     110,201
         Years 10-12                    118,527
         Years 13-15                    127,996

    Aggregate minimum lease payments under this agreement are approximately $1,700,000.


6.  Possible Sale of Assets:
    -----------------------

    The Company has entered into a letter of intent to sell all the assets of the Company. Consummation of the transaction is, among other things, subject to due diligence by the buyer and execution of a definitive agreement.

                                 EXHIBIT INDEX



EXHIBIT
NUMBER         DESCRIPTION                                                 PAGE
--------       -----------                                                 ----


2(a) Asset Purchase Agreement dated as of March 10, 1995, among the Registrant, Carefree Learning Centers, Inc., Keystone Ventures, Inc. and Medical Service Association of Pennsylvania, Doing Business as Pennsylvania Blue Shield.


2(b)           Agreement of Sale dated as of March 10,
               1995, among the Registrant, Bluegrass Real
               Estate Company, Inc. and Keystone Real Estate
               Development Company, Inc.


4(a)           Subordinated Promissory Note of the
               Registrant dated March 10, 1995, to Medical
               Service Association of Pennsylvania, Doing
               Business as Pennsylvania Blue Shield, in the principal amount of $1,584,962.45.


4(b)           Form of Subordinated Promissory Note of the

               Registrant to Medical Service Association of
               Pennsylvania, Doing Business as Pennsylvania
               Blue Shield ("Pennsylvania Blue Shield"), which will be delivered at the Real Estate acquisition closing.

EXHIBIT
NUMBER         DESCRIPTION                                                PAGE
--------       -----------                                                ----


4(c)           Form of Subordinated Promissory Note of the
               Registrant to Medical Service Association of
               Pennsylvania, Doing Business as Pennsylvania
               Blue Shield ("Pennsylvania Blue Shield"), which will be delivered at the Real Estate acquisition closing.


20             Text of Press Release issued on
               March 14, 1995.